                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           WILSHIRE ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------
     (5) Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------
     (3) Filing Party:

         ----------------------------------------------------------------------
     (4) Date Filed:

         ----------------------------------------------------------------------

                           WILSHIRE ENTERPRISES, INC.
                               921 BERGEN AVENUE
                         JERSEY CITY, NEW JERSEY 07306(1)

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 2005
                            ------------------------


   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Wilshire Enterprises, Inc., a Delaware corporation (hereinafter called the "Company"), will be held at the Wyndham Wilmington Hotel, 700 King Street, Wilmington, Delaware 19801 at 3:00 P. M. on Thursday, June 16, 2005 for the following purposes:

     (1) To elect two directors of the Company to serve until the expiration of their terms and thereafter until their successors have been duly elected and qualified.

     (2) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   Stockholders of record at the close of business on April 29, 2005, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

              PLEASE SEE VOTING PROXY SHEET INCLUDED IN ENVELOPE.

   IT IS VERY IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. WE URGE YOU TO VOTE NOW REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

   YOUR SHARES MAY BE VOTED ELECTRONICALLY ON THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD.


                                 By Order of the Board of Directors


                                 /s/ S. Wilzig Izak


                                 S. WILZIG IZAK
                                 Chairman of the Board

Dated: May 12, 2005
---------------
(1) Please note the Company's pending change of address as noted herein.

                           WILSHIRE ENTERPRISES, INC.
                               921 BERGEN AVENUE
                         JERSEY CITY, NEW JERSEY 07306(2)

                            ------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 2005
                            ------------------------



   This Proxy Statement and the accompanying form of proxy, which were first sent to stockholders on or about May 12, 2005, are submitted in connection with the solicitation of proxies for the Annual Meeting of Stockholders by the Board of Directors of Wilshire Enterprises, Inc. (the "Company") to be held on Thursday, June 16, 2005 at 3:00 P.M. or any adjournment thereof (the "Annual Meeting"). The close of business on April 29, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 7,890,506 shares of common stock ($1.00 par value) of the Company (the "Common Stock") were outstanding and entitled to vote at the Annual Meeting, each such share being entitled to one vote.

   A form of proxy is enclosed designating S. Wilzig Izak and Seth H. Ugelow as proxies to vote shares at the Annual Meeting. Each proxy in that form properly signed and received prior to the meeting will be voted as specified in the proxy or if not specified, FOR the election as directors of those nominees named in this Proxy Statement. Should any nominee for director named in this Proxy Statement become unavailable for election, which is not anticipated, it is intended that the persons acting under the proxies will vote for the election in his stead of such other person as may be nominated by the Board of Directors.

   At the time this Proxy Statement was mailed to stockholders, management was not aware that any matter other than the matters described above would be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

   Any stockholder who returns a proxy on the enclosed form, or votes via telephone or the Internet, has the right to revoke that proxy at any time before it is voted. Any stockholder who submitted a proxy by mail may change their vote or revoke their proxy by (a) filing with the Secretary of the Company a written notice of revocation or (b) timely delivering a valid, later-dated proxy. Any stockholder who submitted a proxy by telephone or via the Internet may change their vote or revoke their proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless the stockholder gives written notice of revocation to the Secretary before the proxy is exercised or such stockholder votes by written ballot at the Annual Meeting.

   The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The votes of stockholders present in person or represented by proxy at the Annual Meeting will be tabulated by inspectors of election appointed by the Company. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not technically constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of votes cast. The inspectors of election will treat shares referred to as "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum.



---------------
(2) Please note the Company's pending change of address as noted herein.

   Assuming a quorum is present, the nominees for director receiving a plurality of votes cast at the Annual Meeting will be elected directors. A proxy that has properly withheld authority with respect to the election of one or both directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

   The cost of soliciting the proxies to which this Proxy Statement relates will be borne by the Company. In following up the original solicitation of proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and will reimburse them for their expenses. In addition to the use of the mail, and without additional compensation therefor, proxies may be solicited in person or by telephone, facsimile or telegram by officers and regular employees of the Company.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

   Based on information available to the Company, the Company believes that the following persons held beneficial ownership of more than five percent of the outstanding Common Stock as of December 31, 2004:


NAME OF ADDRESS                                AMOUNT AND NATURE OF      PERCENT
OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP (1)   OF CLASS
-------------------                          ------------------------   --------
Estate of Siggi B. Wilzig ...............           1,660,792(2)          21.4%
 c/o Daniel Swick
  Herrick, Feinstein LLP
  2 Penn Plaza
  Newark, NJ 07105-2245

Mercury Real Estate Advisors LLC ........             849,000(3)          10.9%
 David R. Jarvis
  Malcolm F. MacLean IV
  700 Field Point Road
  Greenwich, CT 06830

Dimensional Fund Advisors, Inc ..........             505,190(4)           6.5%
 1299 Ocean Avenue, Suite 650
  Santa Monica, CA 90401

JMB Capital Partners, L.P. ..............             453,900(5)           5.8%
 Smithwood Partners, LLC
  Mr. Jonathan Brooks
  1999 Avenue of the Stars
  Suite 2040
  Los Angeles, CA 90067

Donald Brenner ..........................             405,330(6)           5.2%
 P. O. Box 721
  Alpine, NJ 07620

---------------
(1) Each beneficial owner's percentage ownership of Common Stock is determined by assuming that options, warrants and other convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days of December 31, 2004 have been exercised or converted. Options, warrants and other convertible securities that are not exercisable within 60 days of December 31, 2004 have been excluded. Unless otherwise noted, the Company believes that all persons named in the above table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Mr. Wilzig, former Chairman and President of the Company, served as the Senior Consultant to the Company until his death on January 7, 2003. The table above reflects the Estate's ownership as reported by the Estate.

(3) According to a filing with the Securities and Exchange Commission on February 17, 2005, the 849,000 shares reported as beneficially owned by Mercury Real Estate Advisors and David R. Jarvis and Malcolm F. MacLean IV represent shares held by Mercury Special Situations Fund LP and certain other entities of which Mercury Real Estate Advisors LLC is the investment advisor. Messrs. Jarvis and MacLean are the managing members of Mercury Real Estate Advisors LLC.
(4) Pursuant to a filing with the Securities and Exchange Commission which reported beneficial ownership as of December 31, 2004, Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, disclosed that it is deemed to have beneficial ownership of 505,190 shares of Common Stock, all of which shares are held in the portfolios of certain "Funds". Such Funds consist of investment companies to which Dimensional provides investment advice and certain other commingled group trusts and separate accounts for which Dimensional serves as an investment manager. Dimensional disclaims beneficial ownership of all such shares.
(5) Pursuant to a filing with the Securities and Exchange Commission, as of August 26, 2004, JMB Capital had the sole power to vote or direct the vote with respect to the 453,900 shares owned by it. As general partner of JMB Capital, Smithwood has the sole power to vote or direct the vote with respect to the 453,900 shares owned by JMB Capital. As the sole member and manager of Smithwood, Mr. Brooks has the sole power to vote or direct the vote with respect to the 453,900 shares owned by JMB Capital.
(6) Such 405,330 shares of Common Stock consists of 17,974 shares for which Mr. Brenner has sole voting power and 387,356 shares for which he has shared voting power.


          BOARD OF DIRECTORS AND ITS COMMITTEES; DIRECTOR COMPENSATION

   The Company is incorporated under the laws of the State of Delaware. The interests of stockholders of the Company are represented by the Board of Directors, which oversees the business and management of the Company. This solicitation of proxies is intended to give all stockholders the opportunity to vote for the persons who are to be their representatives, as directors, in the governance of the Company.

   The Company's current Restated Certificate of Incorporation and By-Laws provide for a six member Board of Directors divided into three classes of directors serving staggered three-year terms. The term of office of directors in Class I expires at the 2005 Annual Meeting, Class II at the next succeeding Annual Meeting and Class III at the following succeeding Annual Meeting. Two Class I nominees are named in this Proxy Statement.

INDEPENDENCE

   Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. The American Stock Exchange (the "AMEX") has adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in The American Stock Exchange's Corporate Governance Rules and under the SEC's Rule 10A-3. All of the non-employee members of the Board (and, accordingly, all members of the Nominating Committee) have been determined to satisfy the AMEX definition of independence.

BOARD OF DIRECTORS MEETINGS

   The Board of Directors of the Company holds periodic meetings as necessary to deal with matters which it must consider. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. During 2004, the full Board met a total of eleven times, the Audit Committee eight times, the Compensation Committee two times and the Nominating Committee did not meet during 2004 (but did meet in 2005 to approve the nominees for director). All directors attended all of the meetings of the Board and Committees on which they served.

EXECUTIVE COMMITTEE

   The Board of Directors has an Executive Committee, which consists of S. Wilzig Izak (Chair), W. Martin Willschick and Eric J. Schmertz. This Committee may exercise all authority of the full Board with the exception of specified limitations relating to major corporate matters.

THE AUDIT COMMITTEE

   The Audit Committee of the Board of Directors serves to: (a) oversee the accounting and financial reporting processes of the Company, internal controls of the Company, and audits of the financial statements of the Company; (b) assist the Board of Directors in its oversight of: (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, (iv) the performance of the Company's internal audit functions and its independent auditors, and (v) the accounting and financial reporting processes of the Company; and (c) prepare the Audit Committee report for inclusion in the proxy statement as required by the SEC. The Audit Committee's charter was attached as Appendix A to the Company's 2004 Proxy Statement.

   The members of the Audit Committee are Mr. Willschick (Chair), Mr. Schmertz and Mr. Donnenberg. The report of the Audit Committee is included elsewhere herein.

   The Board of Directors has determined that Mr. Martin Willschick constitutes an "audit committee financial expert", as such term is defined by the SEC. As noted above, Mr. Willschick - as well as the other members of the Audit Committee - has been determined to be "independent" within the meaning of SEC and AMEX regulations.

COMPENSATION COMMITTEE

   The Compensation Committee of the Board serves to: (a) assist the Board in establishing and maintaining compensation and benefits policies and practices that support the successful recruitment, development and retention of talent in order to achieve the Company's business objectives and optimize long-term financial returns; (b) assist the Board in discharging its responsibilities for compensating the Company's executives; and (c) produce a compensation committee report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable federal securities laws, rules and regulations and the AMEX's rules and regulations.

   The members of the Compensation Committee are Mr. Schmertz (Chair), Mr. Wachtel and Mr. Berger. The report of the Compensation Committee is included elsewhere herein.

NOMINATING COMMITTEE

   The purposes of the Nominating Committee are to: (a) identify and screen individuals qualified for nomination to the Board; (b) recommend to the Board director nominees for election at each meeting of stockholders at which directors are to be elected and recommend to the Board individuals to fill any vacancies on the Board that arise between such meetings; and (c) recommend to the Board directors for appointment to each committee of the Board. The Nominating Committee's charter was attached as Appendix B to the Company's 2004 Proxy Statement.

   The members of the Nominating Committee are Mr. Berger (Chair), Mr. Wachtel and Mr. Donnenberg.

   The Nominating Committee's charter describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and
(b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

   The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

   o must satisfy any legal requirements applicable to members of the Board;

   o must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

   o must have a reputation for honesty and ethical conduct;

   o must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

   o must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee's capacity to serve in a fiduciary position.

   Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee's charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include

   o a review of the information provided to the Nominating Committee by the proponent;

   o a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

   o a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

   In connection with the 2005 Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company's Common Stock for at least one year.

   The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to Ms. S. Wilzig Izak, Chairman of the Board and should be sent to such individual c/o Wilshire Enterprises, Inc., 921 Bergen Avenue, Jersey City, New Jersey 07306. The Company has signed a lease and expects to relocate its corporate offices in May 2005 to One Gateway Center, Newark, New Jersey 07102. Shareholders should use the Newark address beginning in June 2005. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the Chairman of the Board's receipt of such communication, the Company's Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

   Board members are encouraged, but not required by any specific Board policy, to attend the Company's annual meeting of stockholders. All of the members of the Board attended the Company's 2004 Annual Meeting of Stockholders.

   Each non-employee director receives an annual fee of $11,000. Non-employee members of the Executive Committee also receive an annual fee of $4,000. Members of the Audit Committee also receive an annual fee of $5,000 and members of the Compensation Committee and Nominating Committee also receive an annual fee of $2,000. Each non-employee director also receives an additional fee of $750 for each meeting of the Board and each Committee thereof which such director attends.

   Pursuant to the Company's 2004 Non-employee Director Stock Option Plan (the "Outside Director Plan"), each of the Company's non-employee directors received, on the date of the 2004 Annual Meeting, a stock option grant covering 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on such date. Under the Outside Director Plan, any new non-employee director will receive a grant of 10,000 options at fair market value upon becoming a director. On each Annual Meeting date, each non-employee director will be granted an option covering 5,000 shares of Common Stock, at fair market value, so long as he or she continues to serve on the Board on the Annual Meeting date.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THESE TWO DIRECTORS

   Two directors, constituting the Class I Directors, are to be elected at the 2005 Annual Meeting for three-year terms expiring in 2008. There is no cumulative voting. The Board's nominees for Class I Directors are Miles Berger and Eric J. Schmertz, Esq.

   The information provided below with respect to director nominees and present directors includes (1) name, (2) class, (3) principal occupation, business experience during the past five years, and age, (4) the year in which he or she became a director and (5) number and percentage of shares of Common Stock of the Company beneficially owned. This information has been furnished by the directors.

                                                                                                       YEAR       SHARES OF COMMON
                                                                                                      BECAME     STOCK BENEFICIALLY
                                                                                                     DIRECTOR    OWNED ON MARCH 20,
                                                                    PRINCIPAL OCCUPATION              OF THE    2005 AND PERCENTAGE
NAME                                              CLASS                  AND AGE (a)                 COMPANY        OF CLASS (b)
 ----------------------------------------------   -----    --------------------------------------    --------   -------------------
Miles Berger ..................................     I      Chairman of Berger Organization,            2002            1,000(c)
                                                           Real Estate Management                                       (0.01%)
                                                           And Development Company,
                                                           Newark, NJ Age 52

Milton Donnenberg (d) .........................     II     Formerly President, Milton Donnenberg       1981           18,962(e)
                                                           Assoc., Realty Management,                                   (0.24%)
                                                           Carlstadt, NJ Age 82

S. Wilzig Izak ................................     II     Chairman of the Board since                 1987          178,298(f)
                                                           September 20, 1990; Chief Executive                          (2.25%)
                                                           Officer since May 1991; Executive Vice
                                                           President (1987-1990); prior thereto,
                                                           Senior Vice President Age 46

Eric J. Schmertz, Esq. ........................     I      Of Counsel to the Dweck law firm;           1983          19,959(e)
                                                           Distinguished Professor Emeritus                             (0.25%)
                                                           and formerly Dean, Hofstra University
                                                           School of Law, Hempstead, NY Age 79

Ernest Wachtel ................................    lll     President, Ellmax Corp., Builders and       1970          98,491(e)
                                                           Realty Investors, Elizabeth, NJ Age 80                       (1.25%)

W. Martin Willschick ..........................    lll     Manager, Treasury Services, City of         1997          11,062(g)
                                                           Toronto, Canada Age 53                                       (0.14%)

---------------
(a) No nominee or director is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940.
(b) The shares of the Company's Common Stock are owned directly and beneficially, and the holders have sole voting and investment power, except as otherwise noted.
(c) Includes 1,000 shares of stock that could be obtained by Miles Berger on the exercise of options exercisable within 60 days of March 20, 2005.
(d) Mr. Donnenberg is Ms. Izak's uncle by marriage.
(e) For Mr. Schmertz, includes 5,150 shares of stock that could be obtained on the exercise of options within 60 days of March 20, 2005. For
    Mr. Donnenberg, includes 13,812 shares held in a trust of which Mr. Donnenberg is trustee, and 5,150 shares of stock that could be obtained by Mr. Donnenberg on the exercise of options exercisable within 60 days of March 20, 2005. For Mr. Wachtel, includes 10,300 shares of stock that could be obtained by Mr. Wachtel on the exercise of options exercisable within 60 days of March 20, 2005.

(f) Includes 20,000 shares of stock that could be obtained by S. Wilzig Izak on the exercise of options exercisable within 60 days of March 20, 2005 and 26,000 shares that are subject to a restricted stock grant. See "Executive Compensation-Summary of Cash and Certain Other Compensation."
(g) Includes 10,000 shares of stock that could be obtained by W. Martin Willschick on the exercise of options exercisable within 60 days of March 20, 2005. Mr. Willschick is Ms. Izak's first cousin.

   At March 20, 2005, Daniel C. Pryor, the Company's President and COO, beneficially owned 68,500 shares of Common Stock, including 10,800 shares as custodian for his son and 18,400 shares that are subject to a restricted stock grant. At March 20, 2005, all current directors and current executive officers as a group (eight persons) beneficially owned equity securities as follows:

                                                                 AMOUNT
                                                              BENEFICIALLY
    TITLE OF CLASS OF CLASS                                      OWNED       PERCENT
    -----------------------                                   ------------   -------
Common Stock .........................................         397,272 *       5.00%

---------------
* Includes 51,600 shares subject to options exercisable within 60 days of March 20, 2005.

   In March, 2005, the Board of Directors created a new position of presiding director, whose primary responsibility is to preside over periodic sessions of the Board of Directors in which management directors do not participate. The presiding director also advises the Chairman of the Board and Committee chairs with respect to agendas and information needs relating to the Board and Committee meetings, provides advice with respect to the selection of Committee chairs and performs other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. The non-management members of the Board of Directors have designated Eric J. Schmertz to serve in this position. Shareholders and other parties interested in communicating directly with the presiding director or with the non-management directors as a group may do so by writing to Presiding Director, Wilshire Enterprises, Inc., 921 Bergen Avenue, Jersey City, New Jersey 07306. The Company has signed a lease and expects to relocate its corporate offices in May 2005 to One Gateway Center, Newark, New Jersey 07102. Shareholders should use the Newark address beginning in June 2005.

SECTION 16(a) REPORTING

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and 10% stockholders to file with the Securities and Exchange Commission certain reports regarding such persons' ownership of the Company's securities. The Company is required to disclose any failures to file such reports on a timely basis. The Company is not aware of any such untimely filings during the fiscal year ended December 31, 2004, except that Miles Berger (a director of the Company) reported late an option grant that occurred on May 17, 2004, Seth Ugelow (an officer of the Company) reported late a stock bonus that was granted on December 14, 2004 and Philip Kupperman (a former officer of the Company) filed late an amendment to his Form 3, reporting 250,000 options that he held on July 15, 2002. The filings were made promptly after the failures to file were noted.

                             EXECUTIVE COMPENSATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

   The following table sets forth, for the years ended December 31, 2004, 2003 and 2002, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued by such entities for those years, to or with respect to the executive officers of the Company (the "Named Officers"), for services rendered in all capacities during such period.


                                                         ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                               --------------------------------------    ------------------------
                                                                                         RESTRICTED    SECURITIES
NAME AND CURRENT                                                                            STOCK      UNDERLYING      ALL OTHER
PRINCIPAL POSITION                             YEAR    SALARY     BONUS(a)   OTHER(b)     AWARDS(c)     OPTIONS     COMPENSATION(d)
------------------                             ----   --------    --------   --------    ----------    ----------   ---------------
S. Wilzig Izak.............................    2004   $200,000    $338,000      --        $163,800           --         $ 3,000
Chairman and CEO                               2003    175,000     100,000      --              --           --           3,295
                                               2002    145,000          --      --              --       50,000           2,306

Daniel C. Pryor (e)........................    2004    175,321     108,160      --         115,920           --              --
President and COO

Philip G. Kupperman (f)....................    2004    134,615     225,000      --              --           --          40,500
Consultant                                     2003    250,000     150,000      --              --       50,000           4,475
                                               2002    125,000          --      --              --      250,000          35,393

---------------
(a) The bonus amounts shown for Ms. Izak and Mr. Pryor for 2004 represent the fair market value (based on the closing sale price on the AMEX on the grant date) of shares of Common Stock (50,000 shares for Ms. Izak and 16,000 shares for Mr. Pryor) awarded for service in 2004 pursuant to Article 16 of the Company's 2004 Stock Option and Incentive Plan. The number of shares of each stock bonus is consistent with the recommendations provided by an independent compensation consultant hired by the Company. The stock bonuses were granted in January 2005.
(b) During the periods covered, the Named Officers did not receive perquisites (i.e., personal benefits such as country club memberships or use of automobiles or automobile allowances) in excess of the lesser of $50,000 or 10% of such individual's salary and bonus.
(c) The amounts shown for Ms. Izak and Mr. Pryor represent the fair market value (based on the closing sale price on the AMEX on the grant date) of restricted stock awards (26,000 shares for Ms. Izak and 18,400 shares for Mr. Pryor) granted in January 2005 as long term incentives pursuant to
    Article 13 of the Company's 2004 Stock Option and Incentive Plan. The restricted stock awards vest in three equal annual installments beginning one year after the date of grant so long as the executive has not voluntarily terminated employment or been terminated for cause. The number of shares of each stock bonus is consistent with the recommendations provided by an independent compensation consultant hired by the Company.
(d) For 2004, the amount for Mr. Kupperman includes amounts paid to him as a consultant, after his resignation as an officer of the Company. See footnote (f) below. The 2004 amounts also include for Ms. Izak and Mr. Kupperman the Company's contribution to each employee's Individual Retirement Account.
(e) Mr. Pryor joined the Company as an employee on May 3, 2004.
(f) Mr. Kupperman resigned as an officer of the Company on June 30, 2004. Prior to his resignation, he served as President, COO and CFO. Salary and bonus for 2004 include amounts paid for services rendered through June 30, 2004. See "Employment and Consulting Agreements" below. Mr. Kupperman had joined the Company as an employee on July 1, 2002. All Other Compensation for 2002 includes $33,000 he received as a consultant prior to joining the Company.

STOCK OPTIONS

   No stock options were granted to the Named Officers in 2004. The Named Officers did not exercise any stock options in 2004. The following table provides information with respect to the year-end value of unexercised options for the Named Officers:

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES



                                                                                                       VALUE OF UNEXERCISED
                                                                NUMBER OF SECURITIES UNDERLYING          IN-THE-MONEY (a)
                                         SHARES                 UNEXERCISED OPTIONS AT 12/ 31/04      OPTIONS AT 12/31/04
                                        ACQUIRED      VALUE     --------------------------------   ---------------------------
                                      ON EXERCISE    REALIZED     EXERCISABLE    UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
                                      -----------    --------     -----------    -------------      -----------   -------------
S. Wilzig Izak ....................        --           --           20,000          30,000            63,600         95,400
Daniel C. Pryor ...................        --           --               --              --                --             --
Philip G. Kupperman(b) ............        --           --          300,000              --           944,500             --

---------------
(a) Values for "in-the-money" options represent the positive spread between the exercise price of an existing option and $6.50, the closing sales price of the Company's Common Stock on the AMEX on December 31, 2004. There is no guarantee that if these options are exercised they will have this value.
(b) On April 19, 2005, at the Company's request, Mr. Kupperman agreed to exercise his 300,000 stock options at the applicable exercise prices for a total sum of $1,005,500 and then sell to the Company all the exercised shares at a purchase price per share of $7.00 for an aggregate payment of $2,100,000 or a net cash payment of $1,095,000 before withholding taxes.

                      EQUITY COMPENSATION PLAN INFORMATION

   The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under the Company's 1995 Stock Option and Incentive Plan, 1995 Non-employee Director Stock Option Plan, 2004 Stock Option and Incentive Plan and 2004 Non-Employee Director Stock Option Plan, as of December 31, 2004. These plans were the Company's only equity compensation plans in existence as of December 31, 2004.


                                                                                                                      (C)
                                                                                                              NUMBER OF SECURITIES
                                                                       (A)                                  REMAINING AVAILABLE FOR
                                                              NUMBER OF SECURITIES            (B)            FUTURE ISSUANCE UNDER
                                                                TO BE ISSUED UPON      WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                                                   EXERCISE OF         EXERCISE PRICE OF        PLANS (EXCLUDING
                                                               OUTSTANDING OPTIONS    OUTSTANDING OPTIONS   SECURITIES REFLECTED IN
PLAN CATEGORY                                                  WARRANTS AND RIGHTS    WARRANTS AND RIGHTS         COLUMN (a))
-------------                                                  -------------------    -------------------   -----------------------
Equity Compensation Plans
  Approved by Stockholders................................           457,460                 $3.81                  695,471

Equity Compensation Plans Not
  Approved by Stockholders................................                --                    --                       --
                                                                     -------                                        -------
 TOTAL....................................................           457,460                 $3.81                  695,471
                                                                     =======                                        =======


EMPLOYMENT AND CONSULTING AGREEMENTS

   On March 29, 2004, the Company provided S. Wilzig Izak, the Chairman of the Board, with a severance agreement. The agreement provides that on termination of her employment for any reason other than termination for Cause (as defined), she will receive a payment equal to $200,000.

   On April 24, 2004, the Company entered into an employment agreement with Daniel C. Pryor, who initially served as Vice President-Business Development until June 30, 2004 and, thereafter, as the President and Chief Operating Officer. The term of Mr. Pryor's employment agreement is through June 30, 2006 (the "Expiration Date"), subject to a one year extension under certain circumstances. Under the agreement, Mr. Pryor will receive an annual base salary of $250,000 per year and is entitled to an annual bonus and stock options as determined by the Board of Directors of the Company, or the Committee that administers the

Company's stock option plan, as the case may be. In the event that the agreement is terminated other than for "Cause" (as defined in the agreement), or in the event of a Change in Control Event (as defined in the Company's 1995 Stock Option and Incentive Plan), all non-vested options shall automatically vest. In addition, in the event that the agreement is terminated other than for Cause, the Company shall continue to pay Mr. Pryor's base salary through the Expiration Date. In addition, upon a Change in Control, Mr. Pryor may elect to terminate his employment and receive a lump sum payment equal to twice his then current annual salary, subject to certain limitations. The agreement prohibits Mr. Pryor from competing with the Company for a period of two years from the Expiration Date and contains certain restrictions on soliciting customers and employees of the Company for the same period.

   Upon his resignation as an officer of the Company on June 30, 2004, Mr. Kupperman entered into a three year consulting agreement with the Company, which was to expire on June 30, 2007. On April 19, 2005, Wilshire reached a mutual agreement with Philip G. Kupperman to terminate his agreement as a consultant to the Company. The Company agreed to provide him with a final lump sum payment in the amount of $40,625, and Mr. Kupperman agreed to forego an additional $75,000 of consulting fees due to him pursuant to the terms of his consulting arrangement.

PERFORMANCE GRAPH

   The following graph compares the cumulative total return on a hypothetical $100 investment made on December 31, 1999 in (i) the Company's Common Stock,
(ii) the Standard and Poor's 500 Index, (iii) the Dow Jones Oil-Secondary Index and (iv) The Russell 3000 Index. The Company has historically included the Dow Jones Oil-Secondary Index because the Company operated an oil and gas business until it was sold in the second quarter of 2004. The Company does not intend to use this index in the future, since it is no longer in the oil and gas business. Under the SEC's proxy rules, the Company is required to provide another index and may select an index comprised of issuers with a similar market capitalization. Based on the Company's market capitalization, the Company has selected The Russell 3000 Index. The Russell 3000 Index is a broad based index of U.S. issuers representing approximately 98% of the U.S. market. The comparison assumes that all dividends are reinvested. (Note: For the five-year period illustrated below, the performances of The Russell 3000 and the S&P 500 indices are very similar and their respective line graphs are difficult to distinguish.)
[GRAPHIC OMITTED]


                                  [LINE CHART]



                                                   1999      2000     2001      2002      2003     2004
                                                  ------    ------   ------    ------    ------   ------
Wilshire Enterprises ..........................   100.00     93.33    83.20     92.27    162.67   173.33
RUSSELL 3000 INDEX ............................   100.00     91.47    79.91     61.68     79.41    87.41
S&P Composite .................................   100.00     90.89    80.09     62.39     80.29    89.02
Dow Jones Oil -- Secondary ....................   100.00    128.62   124.41    129.07    238.89   338.91



                         COMPENSATION COMMITTEE REPORT


   The following report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

   The Compensation Committee of the Board of Directors (the "Committee") is composed of independent, non-employee directors. The Committee's primary responsibility is to assist the Board in discharging its responsibilities for compensating the Company's executives.

   The goals of the Committee's compensation policies pertaining to executive officers are to provide a competitive level of salary and other benefits to attract, retain and motivate highly qualified personnel, while balancing the desire for cost containment. The Committee believes that its compensation policies achieve these goals.

   In 2004, the Compensation Committee appointed an independent consultant to provide a report discussing compensation for the management of the Company, including salary, annual performance bonus for 2004 and incentive bonus (the "Report"). In regards to salary, the Report recommended that the Chief Executive Officer's salary be increased to an amount within the range of $215,000 - $320,000 with a midpoint of $266,000. Subsequent to this recommendation, Ms. Izak requested that the Compensation Committee not change her current salary compensation. Accordingly, the Company maintained the Chief Executive Officer's salary in 2004 at $200,000. The Company paid the President and Chief Operating Officer $250,000 on an annualized basis in accordance with his employment contract.

   Based on the Report, and considering the successful execution of a major strategic objective under the Chief Executive Officer's leadership (the divestiture of the Company's oil and gas business), the Compensation Committee recommended Ms. Izak receive a bonus of 50,000 Unrestricted Shares pursuant to
Article 16 of the Company's 2004 Stock Option and Incentive Plan (the "Plan") (such Unrestricted Shares valued at $250,000 as of July 1, 2004). The Compensation Committee also recommended that Mr. Pryor receive a bonus, for his eight months of service to the Company in 2004, of 16,000 Unrestricted Shares pursuant to Article 16 of the Plan.

   Also based on the Report, the Compensation Committee granted Ms. Izak and Mr. Pryor 26,000 and 18,400 Restricted Shares, respectively, pursuant to
Article 13 of the Plan, as a long term incentive, such Restricted Shares to vest in three equal annual installments beginning one year after the date of grant of such Restricted Shares so long as Ms. Izak and Mr. Pryor have not voluntarily terminated employment with the Company or been terminated for cause at the respective vesting dates, all in accordance with the Plan.

   The Plan also permits the grant of stock options to executives, although no options were granted to the Named Officers in 2004.

   The Committee seeks to reflect a balance between providing rewards to executives while at the same time effectively controlling costs.

   This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

   Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

                                 Eric J. Schmertz, Chairman
                                 Miles Berger
                                 Ernest Wachtel

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION; OTHER
TRANSACTIONS

   The Compensation Committee currently consists of Messrs. Wachtel, Berger and Schmertz. None of these individuals are or were at any time officers or employees of the Company. No executive officer of the Company has served as a director or member of the compensation committee of any other entity, one of whose executive officers served as a member of the Compensation Committee of the Company. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

   In December 2004, a limited liability company purchased land from the Company for a purchase price of $3,950,000. The contract of sale was entered into in 2000. The mother of the Company's Chairman of the Board became a member of this limited liability company in 2004.

                             AUDIT COMMITTEE REPORT


   The following report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

   The Audit Committee reviews Wilshire's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2004 Annual Report on SEC Form 10-K with Wilshire's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

   The Committee discussed with the independent auditors their independence from Wilshire and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and considered the compatibility of non-audit services with the auditors' independence. In addition, the Committee discussed the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

   In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in Wilshire's Annual Report on SEC Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

   This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

   Respectfully submitted on by the members of the Audit Committee of the Board of Directors:

                                 W. Martin Willschick, Chairman
                                 Eric J. Schmertz
                                 Milton Donnenberg

AUDIT FEES AND RELATED MATTERS

   On July 5, 2004, the Audit Committee of the Board of Directors authorized the engagement of J.H. Cohn LLP as the Company's new Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2004. During the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through July 5, 2004, J.H. Cohn LLP was not engaged as an Independent Registered Public Accounting Firm to audit the financial statements of the Company, nor was it consulted regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or reportable event.

   In connection with the appointment of J.H. Cohn, the Company terminated its relationship with Ernst & Young LLP ("E&Y"). E&Y had informed the Company and its Audit Committee that it would decline to stand for re-election as the Company's independent auditors for the fiscal year ended December 31, 2004 due to the economics of the engagement.

   E&Y's reports on the Company's consolidated financial statements for each of the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

   During the years ended December 31, 2003 and 2002 and through the date of their termination, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that a material weakness in internal controls was identified in connection with the Company's 2003 audit relating to its oil and gas business, which was addressed prior to finalizing the year end audit and had no effect on any previously filed financial statements. The Company's oil and gas business has been sold.

   In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee's charter, all audit and audit-related work and all non-audit work performed by the Company's independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

Audit Fees

   The aggregate fees incurred by the Company for the fiscal years ended December 31, 2004 and 2003 for professional services rendered by E&Y in connection with (i) the audit of the Company's annual financial statements and
(ii) the review of the financial statements included in the Company's
Quarterly Reports on Form 10-Q were $13,000 and $115,000 respectively. The aggregate fees incurred by the Company for the fiscal year ended December 31, 2004 for professional services rendered by J.H. Cohn in connection with (i) the audit of the Company's annual financial statements and (ii) the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $78,000.

Audit-Related Fees

   The Company did not incur any fees for the fiscal years ended December 31, 2004 and 2003 for assurance and related services by E&Y or J.H. Cohn in connection with the performance of the audit or review of the Company's financial statements.

Tax Fees

   The Company did not incur any fees for the fiscal year ended December 31, 2004 and 2003 for professional services rendered by E&Y or J.H. Cohn for tax compliance, tax advice or tax planning.

All Other Fees

   The Company did not incur any other fees for the fiscal years ended December 31, 2004 and 2003 for services rendered by E&Y or J.H. Cohn, except for $5,000 paid to E&Y in 2004 for their review of the Company's filing with the Securities and Exchange Commission of a Registration Statement on Form S-8 and $8,000 paid to J.H. Cohn in 2004 for consulting services involving the Company's electronic internet-based file room.

   Of the time expended by the Company's principal accountants to audit the Company's financial statements for the year ended December 31, 2004, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

Other Matters

   The Audit Committee of the Board of Directors has considered whether the provision of the Audit-Related Fees, Tax Fees and All Other Fees are compatible with maintaining the independence of the Company's principal accountant.

   Applicable law and regulations provide an exemption that permits certain services to be provided by the Company's outside auditors even if they are not pre-approved by the Audit Committee. The Company has not relied on this exemption since the Sarbanes Oxley Act was enacted.

                 STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING


STOCKHOLDER PROPOSALS FOR INCLUSION IN 2006 PROXY STATEMENT

   If any stockholder intends to present a proposal for consideration at the 2006 Annual Meeting of Stockholders, such proposal must be received by the Company not later than January 12, 2006 for inclusion, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, in the Company's proxy statement for such meeting. Such proposal also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

OTHER REQUIREMENTS FOR STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2006 ANNUAL MEETING

   According to the by-laws of the Company, notice of any proposal to be presented by any stockholder at any annual meeting must be given timely, in writing, to the Secretary of the Company. To be timely, a stockholder's notice must be given to the Secretary not less than 60 or more than 90 days prior to the date of the meeting; provided that if the date of the meeting is first publicly announced less than 70 days before the date of the meeting, such advance notice must be given within ten days after such meeting date is first publicly announced. All such notices must set forth, as to each matter the stockholder proposes to bring before the Annual Meeting, (i) the text of the proposal, (ii) a brief description of the reasons for such proposal, (iii) the name and address of the stockholder proposing such business, (iv) the class and number of shares of Common Stock which are beneficially owned by the stockholder and (v) any material interest of the stockholder in such proposal. The chairperson of the meeting will determine whether sufficient notice has been given; in the absence of such notice, a stockholder proposal will not be considered.

   Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, if a stockholder notifies the Company in a time or manner inconsistent with the Company's by-laws of an intent to present a proposal at the Company's 2006 Annual Meeting (and for any reason the proposal is voted upon at that Annual Meeting), the Company's proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

Code of Ethics

   The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. A copy of the Code of Ethics is available on the Company's website (http:// www.wilshireenterprisesinc.com) under the caption "Corporate Policies."

INDEPENDENT ACCOUNTANTS

   J.H. Cohn LLP has served as the Company's Independent Registered Public Accounting Firm since the quarter ended June 30, 2004. A representative of J.H. Cohn is expected to attend the Annual Meeting, to have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions. The Audit Committee has selected J.H. Cohn LLP as its independent auditors for 2005.

   We hope that you will attend the Annual Meeting, and look forward to your presence. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE URGED TO EITHER VOTE YOUR SHARES ELECTRONICIALLY ON THE INTERNET, BY TELEPHONE OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD. If you wish to change your vote or vote differently in person, your proxy may be revoked at any time prior to the time it is voted at the meeting.



                                 /s/ S. Wilzig Izak

                                 S. WILZIG IZAK
                                 Chairman of the Board

Dated: May 12, 2005

   A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A
COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

   THE COMPANY WILL PROVIDE WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD WHO REQUESTS IT, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 2004. REQUESTS FOR COPIES OF THE
FORM 10-K SHOULD BE SENT TO: WILSHIRE ENTERPRISES, INC., SHAREHOLDER RELATIONS DEPARTMENT, 921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY 07306. THE COMPANY HAS SIGNED A LEASE AND EXPECTS TO RELOCATE ITS CORPORATE OFFICES IN MAY 2005 TO ONE GATEWAY CENTER, NEWARK, NEW JERSEY 07102. SHAREHOLDERS SHOULD USE THE NEWARK ADDRESS BEGINNING IN JUNE 2005.

              -----------------------------------------------------
                          VOTE BY INTERNET OR TELEPHONE

                          QUICK *** EASY *** IMMEDIATE
              -----------------------------------------------------

                           WILSHIRE ENTERPRISES, INC.

|_| You can now vote your shares electronically through the Internet or the telephone.
|_| This eliminates the need to return the proxy card.
|_| Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
------------------------------
WWW.CONTINENTALSTOCK.COM

Have your proxy card in hand when you access the above web site. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
---------------------------
1-866-894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.


                  PLEASE DO NOT RETURN THE CARD BELOW IF VOTED
                  --------------------------------------------
                                 ELECTRONICALLY
                                 --------------

              \/ FOLD AND DETACH HERE AND READ THE REVERSE SIDE \/
-------------------------------------------------------------------------------


TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.    Please mark
                                -------------------------------------------------------------------                  your votes
                                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.                       like this  |X|
                                -------------------------------------------------------------------


                                                               WITHHOLD
(1)  Nominees for Class I Director:                     FOR    AUTHORITY   (2) Upon all such other matters as may properly come
     01 Miles Berger and 02 Eric J. Schmertz          -------   -------        before the meeting and/or any adjournments thereof,
To withhold authority to vote for any individual      |     |   |     |        as the proxies in their discretion may determine.
nominee, write that nominee's name in the             |     |   |     |        The Board of Directors is not aware of any
space below.                                          -------   -------        such matter.

                                                                               Any proxies heretofore given for the annual meeting
_______________________________________________                                are hereby revoked.



-----------------------------------------------------
|                                                   |                                                             YES     NO
|                                                   |                                                            -----   -----
|                                                   |                          I PLAN TO ATTEND THE MEETING      |   |   |   |
|                                                   |                                                            |   |   |   |
|                                                   |                                                            |   |   |   |
-----------------------------------------------------                                                            -----   -----
                                                                                                    COMPANY ID:
IMPORTANT: PLEASE CHECK THE BOXES ABOVE, DATE AND SIGN BELOW AND
PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.                                 PROXY NUMBER:

                                                                                                ACCOUNT NUMBER:


SIGNATURE ____________________ SIGNATURE ____________________ DATE ____________

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person. (Continued on reverse side)

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.





                           \/ FOLD AND DETACH HERE \/
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                           WILSHIRE ENTERPRISES, INC.

                              PROXY -- COMMON STOCK


   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                           STOCKHOLDERS, JUNE 16, 2005

      The undersigned appoints S. Wilzig Izak and Seth H. Ugelow, and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders to be held on June 16, 2005, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.

         IN THE ABSENCE OF SUCH DIRECTION THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1.



                                 ADDRESS CHANGE


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                           (Continued on reverse side)